SUBSEQUENT EVENTS (10-K)	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS [Abstract]
Subsequent Events
NOTE 20. SUBSEQUENT EVENTS

In 2011, we entered into a joint research and development agreement with a partner with the goal of developing technology to extract and concentrate protein from rice bran. In March 2013, the agreement was mutually terminated. We each received (i) the right to separately develop, modify and improve the jointly developed technology and (ii) nonexclusive, nonroyalty-bearing license rights to separately exploit the technology. We agreed to pay the partner a total of $1.3 million, which is payable in four equal quarterly installments beginning June 2013, or, alternatively, $1.2 million as a lump sum in June 2013.

In March 2013, W. John Short (CEO and director) and Baruch Halpern (director) loaned us collectively $0.1 million.

In March 2013, our board of directors agreed to defer receipt of their cash board fees for an indeterminate period of time.